UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

KISSES FROM ITALY INC.

(Exact name of registrant as specified in charter)

Florida	000-55967	46-2388377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 423-7129

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations.

Item 1.01 Entry into a Material Agreement.

On July 11, 2023 (the “Issue Date”), Kisses from Italy, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with GS Capital Partners, LLC, (the “Buyer”), pursuant to which the Company issued to the Buyer a 10% promissory note in the principal amount of $115,000.00 (the “Note”). The Company received $105,000.00 gross proceeds from the Buyer due to the original issue discount on the Note of $10,000. In connection with the execution and delivery of the Purchase Agreement and the issuance of the Note, the Company issued to the Buyer 500,000 commitment shares (the “Commitment Shares”) and a warrant to purchase an additional 862,500 shares of common stock of the Company (the “Warrant”) at an exercise price of $0.10 per share (the “Exercise Price”). In addition to the Commitment Shares, the Company issued 1,500,000 returnable shares to the Buyer (the “Returnable Shares”), which are held in book-entry and returnable to the Company by the Buyer unless there is an uncured default during the 12-month term of the Note.

The Note bears interest at a rate of 10% per annum, at a fixed conversion price of $0.01 (the “Conversion Price”) and is due and payable no later than July 11, 2024. Interest on the Note is payable in shares of the Company’s common stock (the “Common Stock”) commencing on the Issue Date. The Note may be prepaid at an amount equal to 110% of the principal plus accrued interest within 180 days.

The Note can be accelerated upon the occurrence of an event of default, which shall occur, among other events, (i) if the Company defaults in the payment of principal or interest on the Note or any other note issued to the Buyer by the Company, (ii) if a majority of the members of the board of directors of the Company on the Issue Date are no longer serving as members of the board, (iii) the Company is not current in its filings with the Securities and Exchange Commission, (iv) if the Common Stock are delisted from an exchange (including the OTC Market exchange), or if the Common Stock trades on an exchange, and trading in the Common Stock is suspended for more than 10 consecutive days, or (v) the Company ceases to file its reports under the Securities Act of 1933, as amended (the “Act”). Upon an event of default, interest on the Note shall accrue at a default interest rate of 24% per annum, and the Conversion Price shall decrease from $.01 per share to $0.005 per share.

The parties agree that while any principal amount, interest or fees, or expenses are still outstanding under the Note, the Company will not enter into any public or private offering of its securities in which the Company receives cash proceeds in the aggregate of more than $450,000 with another investor or investor that establishes rights or benefiting such other investor or investors in any manner more favorable in any material respect than the rights and benefits established in favor of the Buyer.

The Warrant provides for the purchase of up to 862,500 shares of the Common Stock (the “Warrant Shares”) at the Exercise Price and is exercisable at any time on or after the Issue Date and terminating on the five-year anniversary of the Issue Date. The Warrant may be exercised, in whole or part, on a cashless basis unless a registration statement covering the Warrant Shares is effective at the time of exercise, entitling the Buyer to receive the number of shares calculated based on the closing price of the Common Stock immediately preceding the date on which the Buyer elects to a cashless exercise of the Warrant at the Exercise Price, as adjusted.

The Company’s sales of shares of Common Stock to the Buyer under the Purchase Agreement is limited to no more than the number of shares that would result in the beneficial ownership by the Buyer and its affiliates, at any single point in time, of more than 4.99% of the then outstanding shares of the Common Stock.

The Company and the Buyer made certain representations and warranties to each other that are customary for transactions similar to this one, subject to specified exceptions and qualifications.

The foregoing descriptions of the Purchase Agreement, the Note, and the Warrant are qualified in their entirety by reference to the full text of the Purchase Agreement, the Note, and the Warrant, copies of which are attached hereto as Exhibits 10.25, 4.14, and 4.15, respectively, each of which is incorporated herein in its entirety by reference.

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Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance and sale of the Note, the Warrant, and the Commitment Shares and Returnable Shares by the Company to the Buyer was made without registration under the Act or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to one investor, the lack of any general solicitation or advertising in connection with such issuance, the representations of the Buyer to the Company that, among others, it is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that it was purchasing the shares for its own account and without a view to distribute them.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

4.14	Promissory Note, dated July 11, 2023, issued by Kisses from Italy, Inc. to GS Capital Partners LLC
4.15	Common Stock Purchase Warrant, dated July 11, 2023, issued by Kisses from Italy, Inc. to GS Capital Partners LLC
10.25	Securities Purchase Agreement, dated July 11, 2023, by and between Kisses from Italy, Inc. and GS Capital Partners LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2023	KISSES FROM ITALY INC.
	By:	/s/ Claudio Ferri
	Name: Title:	Claudio Ferri Co-Chief Executive Officer

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